(LEPERCQ-ISTEL FUND LOGO)

ANNUAL
REPORT
December 31, 2000

FEBRUARY 16, 2001

DEAR SHAREHOLDERS:

The performance of your Fund for the fourth quarter and for the full year 2000 is provided in the table below. For comparative purposes, we have also provided performance information for some relevant benchmarks.

                                        FOURTH QUARTER 2000   YEAR ENDED 2000
                                        -------------------   ---------------
      Lepercq-Istel Fund                      -16.08%             -29.57%
      Lipper Large-Cap Core Average1<F1>       -9.62%              -8.96%
      Standard & Poor's 500 Index2<F2>         -7.82%              -9.10%

REVIEW OF 2000

The year was marked by major trend reversals. After several years of powerful growth, the U.S. economy rapidly decelerated in the second half of the year. After five years of greater than 20% gains, the S&P 500 declined 9.1% for the year - its largest since 1974. After quadrupling over the previous three years, the NASDAQ declined 39.2% for the year and 51% from its high.

For much of last year investors assumed that the Federal Reserve would successfully moderate economic growth without triggering a recession. While it will be known only several months from now whether we are currently in a recession, the economy has clearly weakened beyond the level targeted by the Federal Reserve. The positive is that the Federal Reserve is now aggressively attempting to contain the slowdown. With little inflationary pressure on the horizon, the Federal Reserve has plenty of room to maneuver and will eventually prevail. However, there is considerable investor anxiety over the possible length and depth of the current slowdown.

Your Fund began 2000 with a large exposure to information technology, a sector that had served us well the previous year. As fundamentals weakened for this industry during the course of the year, we scaled back our holdings in this area and raised cash to higher than normal levels to dampen losses in a choppy market. Additionally, we further diversified the portfolio adding to our investments in the economically-sheltered healthcare sector and to the consumer cyclical area where we found attractive opportunities among some leading retailers.

OUR CURRENT OUTLOOK

The uncertain economic environment leads us to continue to exercise caution over the near-term. Our cash levels remain high and the invested portion is spread over a broadly diversified portfolio consisting primarily of industry leaders. These are companies with staying power that gain market share during periods of economic weakness.

Thank you for your continued support.

Sincerely,

/s/Tsering Ngudu                 /s/Jerry Getsos

Tsering Ngudu                    Jerry Getsos
President and Portfolio Manager  Executive Vice President and Portfolio Manager

1<F1> Lipper Large Cap Core Average as measured by Lipper Analytical Services, Inc.
2<F2> The S&P 500 Composite Index is an unmanaged market-weighted index of stock market performance.

           Past performance is not predictive of future performance.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN LEPERCQ-ISTEL FUND AND THE S&P 500

                                     1 YEAR

                  DATE         LEPERCQ-ISTEL FUND       S&P 500
                  ----         ------------------       -------
                 12/99               10,000              10,000
                  3/00               10,074              10,229
                  6/00                9,030               9,957
                  9/00                8,393               9,860
                 12/00                7,043               9,088

                                    5 YEARS

                  DATE         LEPERCQ-ISTEL FUND       S&P 500
                  ----         ------------------       -------
                 12/95               10,000              10,000
                  6/96               11,320              11,010
                 12/96               12,626              12,296
                  6/97               12,427              14,830
                 12/97               13,755              16,399
                  6/98               15,553              19,303
                 12/98               15,872              21,085
                  6/99               16,494              23,696
                 12/99               20,710              25,522
                  6/00               18,701              25,415
                 12/00               14,587              23,199

                               LEPERCQ-ISTEL FUND
                       AVERAGE ANNUAL RATE OF RETURN (%)
                      for Periods Ended December 31, 2000
                      -----------------------------------

                           ONE YEAR            -29.57
                           FIVE YEARS            7.84
                           TEN YEARS             9.48

                                    10 YEARS

                  DATE         LEPERCQ-ISTEL FUND       S&P 500
                  ----         ------------------       -------
                 12/90               10,000              10,000
                 12/91               11,731              13,047
                 12/92               12,373              14,041
                 12/93               14,049              15,457
                 12/94               13,344              15,661
                 12/95               16,959              21,546
                 12/96               21,412              26,493
                 12/97               23,329              35,331
                 12/98               26,916              45,428
                 12/99               35,121              54,986
                 12/00               24,735              49,977

Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

  NUMBER                                                            MARKET
 OF SHARES                                                           VALUE
 ---------                                                          ------
               U.S. EQUITIES - 52.73%

               CONSUMER CYCLICAL - 13.10%

               MEDIA - 8.72%
     25,000    Viacom Inc. *<F3>                                  $ 1,168,750
     35,000    The Walt Disney
                 Company                                            1,012,812
                                                                  -----------
                                                                    2,181,562
                                                                  -----------

               SPECIALTY RETAIL - 4.38%
     25,000    The Gap, Inc.                                          637,500
     10,000    The Home Depot, Inc.                                   456,875
                                                                  -----------
                                                                    1,094,375
                                                                  -----------
               Total Consumer
                 Cyclicals                                          3,275,937
                                                                  -----------

               ENERGY - 7.77%

               ENERGY EQUIPMENT
                 AND SERVICES - 2.56%
      8,000    Schlumberger Limited                                   639,500

               OIL & GAS - 5.21%
      5,000    Exxon Mobil
                 Corporation                                          434,688
     50,000    Ocean Energy Inc.                                      868,750
                                                                  -----------
                                                                    1,303,438
                                                                  -----------
               Total Energy                                         1,942,938
                                                                  -----------

               FINANCIAL - 8.23%

               BANKS - 8.23%
     15,000    The Bank of New York
                 Company, Inc.                                        827,812
     15,000    Bank One Corporation                                   549,375
     15,000    The Chase Manhattan
                 Corporation*<F3>                                     681,563
                                                                  -----------
               Total Financial                                      2,058,750
                                                                  -----------

               HEALTH CARE - 9.97%

               PHARMACEUTICALS - 9.97%
     10,000    Bristol-Myers Squibb
                 Company                                              739,375
      8,000    Johnson & Johnson                                      840,500
     15,000    Pharmacia Corporation                                  915,000
                                                                  -----------
               Total Health Care                                    2,494,875
                                                                  -----------

               INDUSTRIAL - 1.92%

               INDUSTRIAL CONGLOMERATES - 1.92%
     10,000    General Electric
                 Company                                              479,375
                                                                  -----------
               Total Industrial                                       479,375
                                                                  -----------

               INFORMATION
                 TECHNOLOGY - 10.60%

               COMMUNICATIONS
                 EQUIPMENT - 5.58%
     15,000    Cisco Systems, Inc. *<F3>                              573,750
     10,000    QUALCOMM Inc. *<F3>                                    821,875
                                                                  -----------
                                                                    1,395,625
                                                                  -----------

               INTERNET SOFTWARE AND
                 SERVICES - 3.13%
     15,000    Exodus
                 Communications, Inc. *<F3>                           300,000
      7,000    Openwave Systems Inc.                                  335,562
      2,000    VeriSign, Inc. *<F3>                                   148,375
                                                                  -----------
                                                                      783,937
                                                                  -----------

               SEMICONDUCTOR EQUIPMENT
                 AND PRODUCTS - 1.89%
     20,000    Atmel Corporation *<F3>                                232,500
      8,000    Intel Corporation                                      240,500
                                                                  -----------
                                                                      473,000
                                                                  -----------
               Total Information
                 Technology                                         2,652,562
                                                                  -----------

               TELECOM SERVICES - 1.14%

               DIVERSIFIED TELECOM - 1.14%
     20,000    Global Crossing Ltd. *<F3>                             286,250
                                                                  -----------
               Total Telecom Services                                 286,250
                                                                  -----------
               TOTAL U.S. EQUITIES                                 13,190,687
                                                                  -----------

               INTERNATIONAL
                 EQUITIES - 12.05%

               CONSUMER CYCLICAL - 1.95%

               LEISURE EQUIPMENT AND
                 PRODUCTION - 1.95%
      7,000    SONY
                 CORPORATION                                          488,250
                                                                  -----------
               Total Consumer
                 Cyclical                                             488,250
                                                                  -----------

               INDUSTRIAL - 2.88%

               INDUSTRIAL CONGLOMERATES - 2.88%
      5,500    Siemens AG                                             719,037
                                                                  -----------
               Total Industrial                                       719,037
                                                                  -----------

               INFORMATION
                 TECHNOLOGY - 7.22%

               COMMUNICATIONS
                 EQUIPMENT - 6.02%
     15,000    Nokia Oyj                                              652,500
     20,000    Nortel Networks
                 Corporation                                          641,250
     19,000    Telefonaktiebolaget
                 LM Ericsson AB                                       212,563
                                                                  -----------
                                                                    1,506,313
                                                                  -----------

               SOFTWARE - 1.20%
      8,000    SmartForce Public
                 Limited Company *<F3>                                300,500
                                                                  -----------
               Total Information
                 Technology                                         1,806,813
                                                                  -----------

               TOTAL INTERNATIONAL
                 EQUITIES                                           3,014,100
                                                                  -----------
               TOTAL EQUITIES
                 (COST $15,362,368)                               $16,204,787
                                                                  -----------

 PRINCIPAL
  AMOUNT
 ---------
               SHORT-TERM
                 INVESTMENTS - 35.64%

               U.S. TREASURIES - 34.51%
 $2,000,000    U.S. Treasury Bill,
                 0.00%, due 01/18/01                                1,994,225
  2,500,000    U.S. Treasury Bill,
                 0.00%, due 02/15/01                                2,480,844
  4,200,000    U.S. Treasury Bill,
                 5.99%, due 03/08/01                                4,157,000
                                                                  -----------
               Total U.S. Treasury Bill
                 (Cost $8,631,985)                                  8,632,069
                                                                  -----------

               VARIABLE RATE
                 DEMAND NOTES#<F4> - 1.13%
    188,125    American Family
                 Financial Services, Inc.,
                 6.2353%                                              188,125
     95,460    Wisconsin Electric
                 Power Company,
                 6.2352%                                               95,460
                                                                  -----------
               Total Variable Rate
                 Demand Notes
                 (Cost $283,585)                                      283,585
                                                                  -----------
               TOTAL SHORT-TERM
                 INVESTMENTS
                 (COST $8,915,570)                                  8,915,654
                                                                  -----------
               Total Investments -
                 100.42%
                 (Cost $24,277,938)                                25,120,441
               Liabilities, less Other
                 Assets - (0.42)%                                    (106,376)
                                                                  -----------
               NET ASSETS -
                 100.00%                                          $25,014,065
                                                                  -----------
                                                                  -----------

 *<F3>    Non-income producing security.
 #<F4> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of December 31, 2000.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
   Investments, at market value
     (cost $24,277,938)                                           $25,120,441
   Cash                                                                   319
   Dividends and interest
     receivable                                                        10,500
   Other assets                                                         8,029
                                                                  -----------
   Total Assets                                                    25,139,289
                                                                  -----------

LIABILITIES:
   Payable to adviser                                                  50,821
   Accrued expenses and
     other liabilities                                                 74,403
                                                                  -----------
   Total Liabilities                                                  125,224
                                                                  -----------

NET ASSETS                                                        $25,014,065
                                                                  -----------
                                                                  -----------

NET ASSETS CONSIST OF:
   Capital stock                                                  $29,050,488
   Accumulated undistributed
     net investment income                                             60,141
   Accumulated undistributed
     net realized loss on
     investments                                                   (4,939,067)
   Net unrealized appreciation
     on investments                                                   842,503
                                                                  -----------
   Total Net Assets                                               $25,014,065
                                                                  -----------
                                                                  -----------

   Shares outstanding
     (unlimited shares of $1.00
     par value authorized)                                          1,388,853

   Net Asset Value (offering
     and redemption price)                                             $18.01
                                                                       ------
                                                                       ------

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
   Dividend income (net of taxes
     withheld of $2,265)                                         $    139,090
   Interest income                                                    374,155
                                                                 ------------
   Total income                                                       513,245
                                                                 ------------

EXPENSES:
   Investment advisory fee                                            249,259
   Administration fee                                                  38,307
   Shareholder servicing fees
     and expenses                                                      34,038
   Fund accounting fee                                                 32,920
   Trustee fees and expenses                                           22,811
   Audit fees                                                          17,670
   Federal and state registration                                      16,035
   Legal fees                                                          13,542
   Custody fees                                                        10,129
   Insurance expense                                                    7,470
   Reports to shareholders                                              5,604
   Distribution (12b-1) fees                                            4,197
   Other                                                                1,122
                                                                 ------------
   Total expenses                                                     453,104
                                                                 ------------
NET INVESTMENT INCOME                                                  60,141
                                                                 ------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain
     on investments                                                 1,331,436
   Change in unrealized
     appreciation on
     investments                                                  (12,117,554)
                                                                 ------------
   Net realized and unrealized
     loss on investments                                          (10,786,118)
                                                                 ------------

NET DECREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                $(10,725,977)
                                                                 ------------
                                                                 ------------

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                             YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
OPERATIONS:
   Net investment income                    $    60,141         $    22,954
   Net realized gain (loss) on investments    1,331,436          (6,264,856)
   Change in unrealized appreciation
     (depreciation) on investments          (12,117,554)         15,715,108
                                            -----------         -----------
   Net increase (decrease) in net assets
     resulting from operations              (10,725,977)          9,473,206
                                            -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                             --             (26,007)
   Net realized gain on investments                  --            (536,960)
                                            -----------         -----------
   Total dividends and distributions                 --            (562,967)
                                            -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed              566,539           2,454,920
   Shares issued to holders in
     reinvestment of dividends                       --             269,914
   Cost of shares redeemed                   (5,501,411)         (3,773,448)
                                            -----------         -----------
   Net decrease in net assets
     from capital share transactions         (4,934,872)         (1,048,614)
                                            -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS     (15,660,849)          7,861,625
                                            -----------         -----------

NET ASSETS:
   Beginning of year                         40,674,914          32,813,289
                                            -----------         -----------
   End of year (including undistributed
     net investment income of $60,141
     and $0, respectively)                  $25,014,065         $40,674,914
                                            -----------         -----------
                                            -----------         -----------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                          2000           1999           1998           1997           1996
                                                          ----           ----           ----           ----           ----
PER SHARE DATA:
Net asset value, beginning of year                       $25.57         $19.91         $19.21         $19.03         $15.83
                                                         ------         ------         ------         ------         ------

Income from investment operations:
   Net investment income (loss)                            0.04           0.02          (0.07)(1)      (0.07)(1)      (0.11)(1)
                                                                                              <F5>           <F5>           <F5>
   Net realized and unrealized
     gain (loss) on securities                            (7.60)          6.01           2.90           1.69           4.26
                                                         ------         ------         ------         ------         ------
   Total from investment operations                       (7.56)          6.03           2.83           1.62           4.15
                                                         ------         ------         ------         ------         ------

Less distributions:
   Dividends from net investment income                      --          (0.02)            --             --             --
   Distributions from capital gains                          --          (0.35)         (2.13)         (1.44)         (0.95)
                                                         ------         ------         ------         ------         ------
   Total distributions                                       --          (0.37)         (2.13)         (1.44)         (0.95)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $18.01         $25.57         $19.91         $19.21         $19.03
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total return                                            (29.6)%          30.5%          15.4%           9.0%          26.3%

Supplemental data and ratios:
   Net assets, in millions, end of year                   $25.0          $40.7          $32.8          $28.4          $24.2
   Ratio of expenses to average net assets                1.37%          1.35%          1.48%          1.51%          1.65%(2)<F6>
   Ratio of net investment income (loss)
     to average net assets                                0.18%          0.07%        (0.40)%        (0.40)%        (0.65)%(2)<F6>
   Portfolio turnover rate                               85.13%         95.70%         83.06%         71.20%         54.13%

(1)<F5> Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax difference.
(2)<F6> Without voluntary expense reimbursements of $13,000 for the year ended December 31, 1996, the ratio of expenses to net assets would have been 1.71% and the ratio of net investment loss to average net assets would have been (0.71)%.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES

     Lepercq-Istel Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company, established under a Declaration of Trust dated April 8, 1986. The Trust was formerly a Delaware corporation established in 1953 known as Istel Fund, Inc. On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust. The Trust currently consists of one series, Lepercq-Istel Fund (the "Fund"). The principal investment objective of the Fund is long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     a) Investment Valuation--Investments in securities traded on a national securities exchange are valued at the last reported sale on the primary exchange on which they are traded. Investments not listed on a securities exchange and exchange-listed securities for which no sale was reported for that date are valued at the last reported bid price. Once short-term securities have a maturity of 60 days or less, they are valued at amortized cost which approximates market value; prior to that they are marked to market. Restricted securities for which quotations are not readily available are valued at fair value as determined by the Adviser under the supervision of the Board of Trustees.

     b) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

          The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $4,939,067 which will expire on December 31, 2007.

     c) Distributions to Shareholders--Dividends from net investment income and net realized capital gains, if any, are declared at least annually. The Fund did not declare any dividends for the year ended December 31, 2000.

     d) Use of Estimates--The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts on securities purchased are amortized over the life of the respective security.

2.   AGREEMENTS

     The Fund has entered into an investment advisory agreement with Lepercq, de Neuflize & Co. Incorporated (the "Adviser"). The Adviser is entitled to receive a fee, computed and accrued daily and payable quarterly, at the annual rate of 0.75% of the Fund's average daily net assets.

     For the year ended December 31, 2000, the Fund did not pay any brokerage commissions to Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Adviser.

     Firstar Mutual Fund Services, LLC serves as the Fund's transfer agent, administrator and accounting services agent. Firstar Bank, N.A. serves as the Fund's custodian.

     The Board of Trustees, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a Shareholder Servicing Plan. Pursuant to the Distribution Plan, the Fund may incur distribution expenses of up to 0.75% per annum of its average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which it pays fees of up to 0.25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. The Fund incurred $4,197 of expenses pursuant to the Plans for the year ended December 31, 2000.

3.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2000   DECEMBER 31, 1999
                                         -----------------   -----------------
     Shares subscribed                         25,295             111,457
     Shares issued to holders in
        reinvestment of dividends                  --              11,730
     Shares redeemed                         (226,910)           (180,996)
                                             --------            --------
     Net decrease                            (201,615)            (57,809)
                                             --------            --------
                                             --------            --------

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 2000, were as follows:

                                          U.S. GOVERNMENT          OTHER
                                          ---------------          -----
     Purchases                                   --             $22,668,231
     Sales                                       --              31,412,741

     At December 31, 2000, gross unrealized appreciation and depreciation of investments for federal income-tax purposes were as follows:

     Appreciation                                      $3,032,903
     (Depreciation)                                    (2,190,400)
                                                       ----------
     Net unrealized appreciation on investments        $  842,503
                                                       ----------
                                                       ----------

     At December 31, 2000, the cost of investments for federal income-tax purposes was $24,277,938.

5.   NEW ACCOUNTING PRONOUNCEMENT

     In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised guide will require various changes to financial statement disclosures. The guide will also require that a fund amortize premium and accrete discounts on all fixed-income securities and classify as interest income gains and losses on paydowns on mortgage-backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gains and losses. The impact of adopting this change is not anticipated to have a material impact on the fund's financial statements in 2001.

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF
LEPERCQ-ISTEL TRUST:

We have audited the accompanying statement of assets and liabilities of Lepercq-Istel Fund (the "Fund"), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

Chicago, Illinois
February 2, 2001

TRUSTEES
+<F8> Bruno Desforges         Chairman of the Board, Lepercq-Istel Trust;
                               Managing Director, Lepercq, de Neuflize & Co. Incorporated; Director and Chairman of the Board, Lepercq, de Neuflize Securities Inc.

+<F8> Francois Letaconnoux    Director, President and Chief Executive Officer,
                               Lepercq Inc., Lepercq, de Neuflize & Co.
                               Incorporated and Lepercq, de Neuflize Securities Inc.

      Jean-Louis Milin        President, Banque de Neuflize, Schlumberger,
                               Mallet, Demachy

      Lee R. Robins           President, CPI Associates, Inc., Member, American
                               Institute of CPA's

*<F7> Marvin Schiller, Ph.D.  Director, Tutor Time Learning Systems, Inc.;
                               General Partner, Reprise Capital Corp.

*<F7> Franz Skryanz           Financial Consultant

      Marie-Monique Steckel   Consultant; Director, Microcard Technologies Inc.;
                               Director, GlobeCast North America Inc.;
                               Director, C&P Press, Inc.

      Dennis Tarzian          President and Chief Executive Officer, New Century
                               Education Corp.; Director, National Registered Agents, Inc.

+<F8> Jean-Michel Terrein     Managing Director, Lepercq Corporation Management
                               Ltd.

*<F7>  Member of Audit, Ethics and Nominating Committees
+<F8>  Interested Trustees

OFFICERS
  Tsering Ngudu                           President
  Jerry Getsos                            Executive Vice President
  Peter Hartnedy                          Secretary and Treasurer

  Investment Adviser                      Lepercq, de Neuflize & Co.
                                          Incorporated, New York
  Underwriter and Distributor             Lepercq, de Neuflize Securities Inc.,
                                          New York
  Dividend Paying Agent, Transfer Agent,
  Administrator and Fund Accountant       Firstar Mutual Fund Services, LLC,
                                          Milwaukee
  Custodian                               Firstar Bank, N.A., Cincinnati
  Legal Counsel                           Paul, Hastings, Janofsky & Walker
                                          LLP, New York
  Independent Auditors                    KPMG LLP, Chicago

Lepercq-Istel Fund

1675 Broadway, New York, N.Y. 10019
Telephone:(212) 698-0749
Shareholder Services: (800) 497-1411

This report is issued for the information of shareholders of Lepercq-Istel Fund, and is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus.